UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February, 28

Date of reporting period: August 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2011

Semi-Annual

Repor t

Western Asset

Emerging Markets

Debt Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Debt Portfolio

Fund objective

The Fund seeks to maximize total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Portfolio for the six-month reporting period ended August 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

Western Asset Emerging Markets Debt Portfolio	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended August 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During much of the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the period progressed, weakening economic data, concerns related to the raising of the U.S. debt ceiling and the downgrading of U.S. government securities resulted in increased investor risk aversion.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. While the rate held steady in August, the U.S. Department of Labor reported that there was zero net job growth during the month, the worst monthly result since September 2010. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and nearly 43% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. While existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”), existing-home sales declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. Following a modest 0.6% increase in June, sales then fell 3.5% in July and moved 7.7% higher in August. At the end of August, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus a 9.5 month supply in July. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $168,300 in August 2011, down 5.1% from August 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector grew twenty-five consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading fell to 53.5, partially attributed to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July and 50.6 in August — the latter being the

IV	Western Asset Emerging Markets Debt Portfolio

Investment commentary (cont’d)

worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in August.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the tragic events in Japan. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy and Japan fell back into recession in the first quarter of 2011. Elsewhere, growth forecasts for many international developed countries were revised lower as the reporting period progressed. In contrast, growth forecasts for many emerging market countries, such as China and India, remained strong.

Financial market overview

While stocks and lower-quality U.S. bonds generated positive results during the first half of the reporting period, these gains were later erased. This setback was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and Standard & Poor’s (“S&P”) downgrade of U.S. Treasuries from AAA to AA+. Against this backdrop, investors sought refuge in higher-quality securities as their sentiment became generally more negative.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010 (prior to the beginning of the reporting period), the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, after the end of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012. The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in April 2011, the ECB raised interest rates from 1.00% to 1.25%, and then to 1.50% in July. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Western Asset Emerging Markets Debt Portfolio	V

Fixed-income market review

While volatility was elevated at times, most U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. The spread sectors generally outperformed equal-durationv Treasuries during the first two months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors in March and April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite was replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results over the last four months of the reporting period, they often underperformed equal-duration Treasuries.

Both short- and long-term Treasury yields fluctuated and ultimately moved lower during the six months ended August 31, 2011. When the period began, two- and ten-year Treasury yields were 0.69% and 3.42%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. In April, two-year Treasury yields peaked at 0.85%, while ten-year Treasuries peaked at 3.59%. Treasury yields then declined as investor risk aversion increased. Yields briefly moved higher toward the end of June, but then generally declined during much of the remainder of the period given disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.19% on several occasions in August 2011. Ten-year Treasuries reached their reporting period trough of 2.07% on August 19, 2011. When the period ended on August 31, 2011, two-year Treasury yields were 0.20% and ten-year Treasury yields were 2.23%. For the six months ended August 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.49%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 4.00% over the same time frame.

The U.S. high-yield bond market produced poor results during the reporting period. The asset class posted positive returns during the first three months of the period given generally better-than-expected corporate profits and overall strong investor demand. High-yield prices then moved lower during two of the last three months of the period, punctuated by a sharp 4.02% decline in August. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned -1.57% for the six months ended August 31, 2011.

Despite periods of volatility, the emerging market debt asset class generated a strong return for the six-month reporting period. In general, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical unrest and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 7.98% over the six months ended August 31, 2011.

Performance review

For the six months ended August 31, 2011, Class I shares of Western Asset Emerging Markets Debt Portfolio returned 7.09%. The Fund’s unmanaged benchmark, the EMBI Global, returned 7.98% for the same period. The Lipper Emerging Markets Debt Funds

VI	Western Asset Emerging Markets Debt Portfolio

Investment commentary (cont’d)

Category Average1 returned 6.36% over the same time frame.

Performance Snapshot as of August 31, 2011 (unaudited)
(excluding sales charges)	6 months
Western Asset Emerging Markets Debt Portfolio:
Class A	6.68%
Class C	6.60%
Class I	7.09%
JPMorgan Emerging Markets Bond Index Global	7.98%
Lipper Emerging Markets Debt Funds Category Average	6.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended August 31, 2011 for Class A, Class C and Class I shares were 4.70%, 4.43% and 5.21%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 4.58%, 4.05% and 5.13%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 1, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 1.57%, 1.81% and 1.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.70% for Class C shares and 0.95% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 130 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Emerging Markets Debt Portfolio	VII

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

viii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2011 and February 28, 2011 and does not include derivatives, such as futures contracts, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2011 and held for the six months ended August 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.68%	$1,000.00	$1,066.80	1.25%	$6.49	Class A	5.00%	$1,000.00	$1,018.85	1.25%	$6.34
Class C	6.60	1,000.00	1,066.00	1.67	8.67	Class C	5.00	1,000.00	1,016.74	1.67	8.47
Class I	7.09	1,000.00	1,070.90	0.95	4.95	Class I	5.00	1,000.00	1,020.36	0.95	4.82

[1]	For the six months ended August 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — August 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
IG Credit	— Investment Grade Credit
JPM EMBI Global	— JPMorgan Emerging Markets Bond Index Global
WA EM Debt	— Western Asset Emerging Markets Debt Portfolio

4	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
IG Credit	— Investment Grade Credit
JPM EMBI Global	— JPMorgan Emerging Markets Bond Index Global
Non-$	— Non-U.S. Dollar
WA EM Debt	— Western Asset Emerging Markets Debt Portfolio

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

August 31, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 56.6%
Argentina — 4.5%
Republic of Argentina	7.820%	12/31/33	193,948	EUR	$189,453	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	2,199,854		1,814,880
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	580,623	EUR	119,271	(a)(b)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	174,522	ARS	7,072	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,000		883	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		170,871
Republic of Argentina, Senior Bonds	7.000%	10/3/15	975,000		924,904
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	45,994
Republic of Argentina, Senior Notes	8.750%	6/2/17	907,758		912,297
Total Argentina					4,185,625
Brazil — 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	533,983
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,385,000	BRL	1,409,303
Federative Republic of Brazil	7.125%	1/20/37	105,000		139,913
Total Brazil					2,083,199
Chile — 0.8%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		202,580	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	210,000		212,339	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	260,000		278,018
Total Chile					692,937
Colombia — 3.3%
Republic of Colombia, Senior Bonds	6.125%	1/18/41	1,220,000		1,436,550
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,280,000		1,635,200
Total Colombia					3,071,750
Hungary — 1.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	430,000		448,705
Republic of Hungary, Senior Notes	6.375%	3/29/21	500,000		520,000
Total Hungary					968,705
India — 0.2%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000		187,000	(a)(c)
Indonesia — 3.4%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	10.750%	5/17/16	6,749,000,000	IDR	938,240	(d)
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	8.250%	7/17/21	8,335,000,000	IDR	1,079,570	(c)(d)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		$125,475	(c)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	250,000		289,375	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	219,788
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		456,950	(c)
Total Indonesia					3,109,398
Malaysia — 1.9%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,720,000	MYR	1,271,503
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,305,000	MYR	455,255
Total Malaysia					1,726,758
Mexico — 5.9%
Mexican Bonos, Bonds	8.000%	6/11/20	40,696,900	MXN	3,785,451
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	241,601
United Mexican States, Medium-Term Notes	6.050%	1/11/40	350,000		403,025
United Mexican States, Senior Notes	5.950%	3/19/19	417,000		495,188
United Mexican States, Senior Notes	5.125%	1/15/20	450,000		507,375
Total Mexico					5,432,640
Panama — 1.7%
Republic of Panama	7.250%	3/15/15	179,000		210,325
Republic of Panama	9.375%	4/1/29	177,000		273,465
Republic of Panama	6.700%	1/26/36	890,000		1,105,825
Total Panama					1,589,615
Peru — 5.1%
Republic of Peru	8.750%	11/21/33	2,117,000		3,154,330
Republic of Peru, Bonds	7.840%	8/12/20	1,906,000	PEN	809,361
Republic of Peru, Bonds	6.550%	3/14/37	208,000		255,320
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		196,500
Republic of Peru, Senior Notes	7.125%	3/30/19	245,000		306,127
Total Peru					4,721,638
Poland — 3.7%
Republic of Poland, Bonds	5.500%	4/25/15	5,915,000	PLN	2,101,742
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		310,905
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,021,650
Total Poland					3,434,297
Russia — 6.7%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	280,000		296,428	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		136,901	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	493,050		591,068	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	7

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Russia — continued
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,248,880	$5,093,557	(c)
Total Russia				6,117,954
Sri Lanka — 0.3%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	320,000	319,843	(c)
Turkey — 7.9%
Republic of Turkey, Notes	6.750%	5/30/40	1,260,000	1,392,300
Republic of Turkey, Senior Bonds	5.625%	3/30/21	2,660,000	2,855,510
Republic of Turkey, Senior Notes	7.500%	7/14/17	660,000	782,100
Republic of Turkey, Senior Notes	7.500%	11/7/19	820,000	984,000
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,287,507
Total Turkey				7,301,417
Venezuela — 7.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,486,000	3,443,005	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000	50,370
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,660,000	1,178,600
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	3,545,000	2,463,775	(c)
Total Venezuela				7,135,750
Total Sovereign Bonds (Cost — $50,034,797)				52,078,526
Corporate Bonds & Notes — 36.2%
Consumer Discretionary — 1.5%
Media — 1.5%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	150,000	158,250	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	840,000	905,278
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000	315,225
Total Consumer Discretionary				1,378,753
Consumer Staples — 0.4%
Personal Products — 0.4%
Hypermarcas SA, Notes	6.500%	4/20/21	370,000	361,120	(c)
Energy — 15.4%
Oil, Gas & Consumable Fuels — 15.4%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	309,260	340,309	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	600,000	733,500
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000	431,000	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	345,600	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	100,000	121,500	(c)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	230,000	276,000	(c)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGaz National Co., Notes	7.000%	5/5/20	200,000	$216,750	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	353,925	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	330,000	344,025	(c)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	220,000	242,550	(c)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	88,360	97,231	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	420,000	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	437,000	454,480	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000	197,600	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,548,000	1,718,556
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	103,065
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	685,000	788,882
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	420,000	476,700
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	202,640
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	398,650
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,050,000	1,148,175
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	400,000	486,000	(c)
Petronas Capital Ltd.	5.250%	8/12/19	650,000	729,052	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	760,000	849,010	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	450,000	470,250	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	400,000	481,500	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	500,000	478,489	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	130,000	146,088	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	112,000	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	900,000	1,031,580	(c)
Total Energy				14,195,107
Financials — 0.1%
Commercial Banks — 0.1%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	50,000	49,500	(a)(c)
Industrials — 1.8%
Building Products — 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	179,000	198,914	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	300,000	312,000	(c)
Total Building Products				510,914
Construction & Engineering — 0.8%
Odebrecht Finance Ltd.	6.000%	4/5/23	200,000	200,000	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	300,000	328,500	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	9

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — continued
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	$219,000	(c)
Total Construction & Engineering				747,500
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	360,000	359,373	(c)
Total Industrials				1,617,787
Materials — 8.5%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	463,325	(c)
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	480,000	466,800	(c)
Metals & Mining — 6.4%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	300,000	319,875	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	106,625	(c)
Evraz Group SA, Notes	8.250%	11/10/15	100,000	106,000	(c)
Evraz Group SA, Notes	6.750%	4/27/18	1,105,000	1,074,613	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	399,866	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	64,586
Southern Copper Corp., Senior Notes	6.750%	4/16/40	370,000	392,594
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	415,377
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,626,000	1,866,324
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	200,000	203,000	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	142,100	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	290,000	272,600	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	520,000	535,600	(c)
Total Metals & Mining				5,899,160
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	405,000	475,352
Empresas CMPC SA, Notes	4.750%	1/19/18	230,000	236,170	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	140,000	144,900	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	160,000	160,800	(c)
Total Paper & Forest Products				1,017,222
Total Materials				7,846,507
Telecommunication Services — 6.6%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	335,000	315,737	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	47,250	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,727,000	1,653,602	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	200,000	204,750	(c)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2011

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	330,000	$327,525	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	710,000	745,500	(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	198,240	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	254,482	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	200,000	217,000	(c)
Total Diversified Telecommunication Services				3,964,086
Wireless Telecommunication Services — 2.3%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	200,000	224,500	(c)
True Move Co., Ltd.	10.750%	12/16/13	250,000	263,750	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	1,380,000	1,455,900	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	191,200	(c)
Total Wireless Telecommunication Services				2,135,350
Total Telecommunication Services				6,099,436
Utilities — 1.9%
Electric Utilities — 0.8%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	150,800	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	480,000	588,000	(c)
Total Electric Utilities				738,800
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	200,000	201,446	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	300,000	317,191	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	105,730	(c)
Total Independent Power Producers & Energy Traders				624,367
Multi-Utilities — 0.4%
E-CL SA, Notes	5.625%	1/15/21	100,000	106,654	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	220,000	261,250	(c)
Total Multi-Utilities				367,904
Total Utilities				1,731,071
Total Corporate Bonds & Notes (Cost — $32,147,185)				33,279,281
Total Investments before Short-Term Investments (Cost — $82,181,982)				85,357,807
Short-Term Investments — 4.6%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $29,987)	0.120%	1/10/12	30,000	29,998	(e)(f)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	11

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 4.6%
Morgan Stanley tri-party repurchase agreement dated 8/31/11; Proceeds at maturity - $4,188,007; (Fully collateralized by U.S. government agency obligations, 1.500% due 11/23/15; Market value — $4,272,715) (Cost — $4,188,000)	0.060%	9/1/11	4,188,000	$4,188,000
Total Short-Term Investments (Cost — $4,217,987)				4,217,998
Total Investments — 97.4% (Cost — $86,399,969#)				89,575,805
Other Assets in Excess of Liabilities — 2.6%				2,407,327
Total Net Assets — 100.0%				$91,983,132

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Rate shown represents yield-to-maturity.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2011

Western Asset Emerging Markets Debt Portfolio

Summary of Investments by Country*
Mexico	13.8%
Russia	13.3
Brazil	11.1
Turkey	8.1
Venezuela	8.0
Argentina	5.4
Peru	5.3
Indonesia	4.9
Colombia	4.5
Poland	3.8
Malaysia	3.7
Chile	2.4
India	2.0
Thailand	1.9
Panama	1.8
Kazakhstan	1.6
Hungary	1.1
Qatar	0.8
Trinidad & Tobago	0.5
United Arab Emirates	0.5
China	0.4
Sri Lanka	0.4
Short-Term Investments	4.7
`	100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2011 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

August 31, 2011

Assets:
Investments, at value (Cost — $86,399,969)	$89,575,805
Foreign currency, at value (Cost — $171,838)	168,850
Cash	101,659
Receivable for Fund shares sold	1,590,370
Interest receivable	1,502,019
Receivable for securities sold	900,612
Unrealized appreciation on forward foreign currency contracts	3,540
Swaps, at value (net premiums paid — $0)	1,635
Prepaid expenses	36,260
Total Assets	93,880,750

Liabilities:
Payable for securities purchased	1,433,543
Payable for Fund shares repurchased	249,119
Unrealized depreciation on forward foreign currency contracts	105,939
Investment management fee payable	50,590
Accrued foreign capital gains tax	6,240
Payable to broker — variation margin on open futures contracts	3,125
Service and/or distribution fees payable	979
Accrued expenses	48,083
Total Liabilities	1,897,618
Total Net Assets	$91,983,132

Net Assets:
Par value (Note 7)	$167
Paid-in capital in excess of par value	90,925,455
Undistributed net investment income	745,897
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,751,937)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,063,550
Total Net Assets	$91,983,132

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

August 31, 2011

Shares Outstanding:
Class A	453,473
Class C	129,861
Class I	16,121,896

Net Asset Value:
Class A (and redemption price)	$5.53
Class C*	$5.54
Class I (and redemption price)	$5.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.78

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended August 31, 2011

Investment Income:
Interest	$2,507,672
Less: Foreign taxes withheld	(3,897)
Total Investment Income	2,503,775

Expenses:
Investment management fee (Note 2)	291,147
Audit and tax	25,039
Registration fees	21,738
Shareholder reports	14,926
Transfer agent fees (Note 5)	13,291
Custody fees	10,596
Service and/or distribution fees (Notes 2 and 5)	4,820
Fund accounting fees	4,256
Legal fees	3,021
Insurance	562
Trustees’ fees	472
Miscellaneous expenses	760
Total Expenses	390,628
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(16,554)
Net Expenses	374,074
Net Investment Income	2,129,701

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	236,355
Futures contracts	108,076
Foreign currency transactions	128,274
Net Realized Gain	472,705
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,547,002
Futures contracts	(9,516)
Swap contracts	2,005
Foreign currencies	(115,026)
Change in Net Unrealized Appreciation (Depreciation)	2,424,465
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	2,897,170
Increase in Net Assets From Operations	$5,026,871

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2011 (unaudited) and the Year Ended February 28, 2011	August 31	February 28

Operations:
Net investment income	$2,129,701	$2,079,047
Net realized gain	472,705	211,731
Change in net unrealized appreciation (depreciation)	2,424,465	109,157
Increase in Net Assets From Operations	5,026,871	2,399,935

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,905,705)	(1,732,224)
Decrease in Net Assets From Distributions to Shareholders	(1,905,705)	(1,732,224)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	35,962,717	49,564,907
Reinvestment of distributions	1,063,678	922,734
Cost of shares repurchased	(11,483,026)	(6,082,609)
Increase in Net Assets From Fund Share Transactions	25,543,369	44,405,032
Increase in Net Assets	28,664,535	45,072,743

Net Assets:
Beginning of period	63,318,597	18,245,854
End of period*	$91,983,132	$63,318,597
* Includes undistributed net investment income of:	$745,897	$521,901

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2011[2]	2011	2010[3]

Net asset value, beginning of period	$5.30	$4.93	$4.94

Income (loss) from operations:
Net investment income	0.14	0.29	0.04
Net realized and unrealized gain (loss)	0.21	0.24	(0.05)
Total income (loss) from operations	0.35	0.53	(0.01)

Less distributions from:
Net investment income	(0.12)	(0.16)	—
Total distributions	(0.12)	(0.16)	—

Net asset value, end of period	$5.53	$5.30	$4.93
Total return[4]	6.68%	10.67%	(0.20)%

Net assets, end of period (000s)	$2,508	$991	$105

Ratios to average net assets:
Gross expenses	1.38%[5]	1.57%	1.56%[5]
Net expenses[6,7,8]	1.25 [5]	1.25	1.25 [5]
Net investment income	5.18 [5]	5.40	5.74 [5]

Portfolio turnover rate	10%	21%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2011 (unaudited).

[3]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2011[2]	2011[3]

Net asset value, beginning of period	$5.29	$5.40

Income (loss) from operations:
Net investment income	0.13	0.13
Net realized and unrealized gain (loss)	0.22	(0.11)
Total income from operations	0.35	0.02

Less distributions from:
Net investment income	(0.10)	(0.13)
Total distributions	(0.10)	(0.13)

Net asset value, end of period	$5.54	$5.29
Total return[4]	6.60%	0.41%

Net assets, end of period (000s)	$719	$735

Ratios to average net assets:
Gross expenses[5]	1.81%	1.81%
Net expenses[5,6,7,8]	1.67	1.70
Net investment income[5]	4.78	4.88

Portfolio turnover rate	10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2011 (unaudited).

[3]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2011[3]	2011	2010	2009	2008[4]	2007[5]

Net asset value, beginning of period	$5.28	$4.93	$3.51	$4.90	$4.94	$6.39

Income (loss) from operations:
Net investment income	0.15	0.31	0.32	0.32	0.32	0.35
Net realized and unrealized gain (loss)	0.22	0.23	1.31	(1.31)	0.02	0.03
Total income (loss) from operations	0.37	0.54	1.63	(0.99)	0.34	0.38

Less distributions from:
Net investment income	(0.14)	(0.19)	(0.21)	(0.36)	(0.30)	(0.64)
Net realized gains	—	—	—	(0.04)	(0.08)	(1.19)
Total distributions	(0.14)	(0.19)	(0.21)	(0.40)	(0.38)	(1.83)

Net asset value, end of period	$5.51	$5.28	$4.93	$3.51	$4.90	$4.94
Total return[6]	7.09%	11.00%	46.61%	(20.67)%	6.99%	6.45%

Net assets, end of period (000s)	$88,756	$61,593	$18,141	$19,710	$29,124	$19,652

Ratios to average net assets:
Gross expenses	0.99%[7]	1.24%	1.95%	1.21%	1.34%	1.33%[8]
Net expenses[9,10]	0.95 [7,11]	0.95 [11]	0.95 [11]	0.75 [12]	0.75 [12]	0.76 [8,12]
Net investment income	5.50 [7]	5.85	7.03	7.48	6.38	5.77

Portfolio turnover rate	10%	21%	62%	35%	71%	100%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended August 31, 2011 (unaudited).

[4]	For the year ended February 29, 2008.

[5]	For a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 0.74%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets did not exceed 0.75%.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	21

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$52,078,526	—	$52,078,526
Corporate bonds & notes	—	33,279,281	—	33,279,281
Total long-term investments	—	$85,357,807	—	$85,357,807
Short-term investments†	—	4,217,998	—	4,217,998
Total investments	—	$89,575,805	—	$89,575,805
Other financial instruments:
Futures contracts	$161	—	—	161
Forward foreign currency contracts	—	3,540	—	3,540
Interest rate swaps‡	—	1,635	—	1,635
Total other financial instruments	$161	$5,175	—	$5,336
Total	$161	$89,580,980	—	$89,581,141

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$105,939	—	$105,939

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

22	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	23

dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the period ended August 31, 2011, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based

24	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	25

disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $105,939. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the

26	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of August 31, 2011, there were $6,240 of capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	27

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 1.25%, 1.70% and 0.95%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended August 31, 2011, fees waived and/or expenses reimbursed amounted to $16,554.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended August 31, 2011, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended August 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,992,279
Sales	7,536,894

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,739,002
Gross unrealized depreciation	(563,166)
Net unrealized appreciation	$3,175,836

At August 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	8	12/11	$1,032,089	$1,032,250	$161

At August 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Russian Ruble	JPMorgan Chase & Co.	41,178,703	$1,424,106	9/15/11	$(44,464)
Russian Ruble	JPMorgan Chase & Co.	5,652,000	195,466	9/15/11	(4,534)
Brazilian Real	JPMorgan Chase & Co.	2,966,837	1,840,537	11/16/11	(6,464)
Brazilian Real	JPMorgan Chase & Co.	529,588	328,540	11/16/11	3,540
					(51,922)
Contracts to Sell:
Euro	JPMorgan Chase & Co.	2,372,490	$3,407,527	9/15/11	(50,477)
Net unrealized loss on open forward foreign currency contracts					$(102,399)

At August 31, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	260,147	BRL	1/2/12	BRL-CDI[1]	10.560%	—	$795	*
Credit Suisse	408,489	BRL	1/2/12	BRL-CDI[1]	10.510%	—	840	*
Total	668,636	BRL				—	$1,635

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentage shown is an annual percentage rate.

[1]	Based on the Overnight Brazilian Interbank Deposit Rate. As of August 31, 2011, the Brazilian CETIP Interbank Deposit (CDI) rate was 12.39%.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	29

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$161	—	$161
Swap contracts[3]	1,635	—	1,635
Forward foreign currency contracts	—	$3,540	3,540
Total	$1,796	$3,540	$5,336

LIABILITY DERIVATIVES[1]
		Foreign Exchange Contracts Risk
Forward foreign currency contracts		$105,939

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$108,076	—	$108,076
Forward foreign currency contracts	—	$136,865	136,865
Total	$108,076	$136,865	$244,941

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(9,516)	—	$(9,516)
Swap contracts	2,005	—	2,005
Forward foreign currency contracts	—	$(108,432)	(108,432)
Total	$(7,511)	$(108,432)	$(115,943)

30	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended August 31, 2011, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Forward foreign currency contracts (to buy)	$2,589,892
Forward foreign currency contracts (to sell)	2,364,197
Futures contracts (to buy)	981,571

	Average Notional Balance
Interest rate swap contracts	668,635	BRL

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and C shares calculated at the annual rate of 0.25% and 0.70% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,960	$1,260
Class C	2,860	624
Class I	—	11,407
Total	$4,820	$13,291

For the six months ended August 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,000
Class C	574
Class I	14,980
Total	$16,554

6. Distributions to shareholders by class

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
Net Investment Income:
Class A	$27,192	$24,522
Class C	14,851	17,078	[1]
Class I	1,863,662	1,690,624
Total	$1,905,705	$1,732,224

[1]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	31

7. Shares of beneficial interest

At August 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2011		Year Ended February 28, 2011
	Shares	Amount	Shares		Amount
Class A
Shares sold	317,124	$1,725,705	196,827		$1,082,888
Shares issued on reinvestment	4,953	26,712	4,529		23,994
Shares repurchased	(55,538)	(303,823)	(35,677)		(189,329)
Net increase	266,539	$1,448,594	165,679		$917,553

Class C
Shares sold	61,410	$331,630	171,254	[1]	$939,192	[1]
Shares issued on reinvestment	2,751	14,851	3,222	[1]	17,078	[1]
Shares repurchased	(73,142)	(396,556)	(35,634)	[1]	(189,485)	[1]
Net increase (decrease)	(8,981)	$(50,075)	138,842	[1]	$766,785	[1]

Class I
Shares sold	6,261,388	$33,905,382	8,882,113		$47,542,827
Shares issued on reinvestment	190,716	1,022,115	167,949		881,662
Shares repurchased	(1,985,829)	(10,782,647)	(1,073,335)		(5,703,795)
Net increase	4,466,275	$24,144,850	7,976,727		$42,720,694

[1]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

8. Capital loss carryforward

As of February 28, 2011, the Fund had a net capital loss carryforward of approximately $3,024,360, which expires in 2018. This amount will be available to offset future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

32	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates

Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report	33

to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset/CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the

34	Western Asset Emerging Markets Debt Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending February 29, 2012.

Western Asset

Emerging Markets Debt Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Emerging Markets Debt Portfolio

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX011343 10/11 SR11-1478

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	October 24, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	October 24, 2011